UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2014

Bitcoin Shop, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Fort Myer Drive, Suite #1105 Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

 10020 Raynor Rd.
Silver Spring, Maryland 20901
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 (the “Amendment”) on Form 8-K/A to Bitcoin Shop, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2014 (the “Form 8-K”) is to (i) include audited financials of BitcoinShop.us, LLC as of December 31, 2013 and for the period from July 28, 2013 (inception) through December 31, 2013, and (ii) include Pro forma unaudited combined financial statements for the period ended December 31, 2013.

Exhibit 99.1 was added to include BitcoinShop.us, LLC’s audited financial statements as of December 31, 2013 and for the period from July 28, 2013 (inception) through December 31, 2013.

Exhibit 99.2 was added to include Pro forma unaudited combined financial statements for the period ended December 31, 2013.

No other changes have been made to the Form 8-K filed on February 6, 2014. This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K, except as otherwise set forth above.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), BitcoinShop.us, LLC’s audited financial statements as of December 31, 2013 and for the period from July 28, 2013 (inception) through December 31, 2013 are filed in this Current Report on Form 8-K/A as Exhibit 99.1.

(b)           Pro Forma Financial Information.  In accordance with Item 9.01(b), Bitcoin Shop, Inc.’s Pro forma unaudited combined financial statements are filed in this Current Report on Form 8-K/A as Exhibit 99.2.

(d)           Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
3.1*	Certificate of Designation of Series C Preferred Stock filed with the Nevada Secretary of State on February 5, 2014.
10.1*	Share Exchange Agreement
10.2*	Employment Agreement – Charles Allen
10.3*	Employment Agreement – Michal Handerhan
10.4*	Employment Agreement – Timothy Sidie
10.5*	Employment Agreement – Charles Kiser
10.6*	Form of Indemnification Agreement
10.7*	Form of Founder Lockup
10.8*	Form of Subscription Agreement
10.9*	Form of Warrant
10.10*	Asset Purchase and Debt Assumption Agreement
10.11*	Agreement and Release – Andrew Brabin
10.12*	Agreement and Release – Ronald Murphy
99.1	BitcoinShop.us, LLC audited financial statements as of December 31, 2013 and for the period from July 28, 2013 (inception) through December 31, 2013
99.2	Pro forma unaudited combined financial statements for the period ended December 31, 2013

* Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP, INC.

Dated: April 17, 2014	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer